Exhibit 10.26

SPONSORED RESEARCH AGREEMENT

This Agreement is entered into by Surgi-Vision Inc., incorporated in the State of Delaware (“SVI”), and the Regents of the University of California on behalf of its San Francisco campus (“UCSF”), with an administrative office located at 185 Berry Street, Suite 4603, San Francisco, California, 94143-1016, the above named entities hereinafter identified together as “the Parties” and in the singular as “the Party”.

RECITALS

WHEREAS, SVI has developed proprietary technology related to Interventional Magnetic Resonance (“IMR”) including technology related to MRI-safe devices, MR Guided therapeutic procedures and the MR Guided placement of Deep Brain Stimulation (“DBS”) leads in the body;

WHEREAS, UCSF employees, Philip Starr, M.D., Paul Larson, M.D., and Alastair Martin, Ph.D. (the “Researchers”) have performed research in IMR in placing DBS leads in an open magnet, such as described, for example, in Placement of Deep Brain Stimulator Electrodes Using Real-Time High-Field Interventional Magnetic Resonance Imaging, Martin et al., Mag. Res. in Medicine, 54:1107-1114 (2005); and

WHEREAS, the Parties desire to collaborate to advance the technology to facilitate the clinical use of IMR to place DBS leads.

In view of the foregoing, the Parties agree to the following terms of this Agreement.

AGREEMENT

1. Confidentiality

1.1 In connection with work performed pursuant to this Agreement, the Parties may find it necessary or desirable to disclose to the each other certain proprietary and confidential information relating to product concepts, operation, ideas, and developments (defined below as the “Confidential Information”).

1.2 “Confidential Information” means information disclosed by one Party to another that has value to the formation and operation of the disclosing Party’s business, which is marked “Confidential”, or if orally disclosed, reduced to writing within thirty (30) days of disclosure. Notwithstanding the foregoing, “Confidential Information” shall not include information which: (a) is in the public domain when received from a Party; or (b) was known to a Party prior to its receipt from the other party, as shown by written records in existence prior to such disclosure; or (c) is independently developed by one Party as evidenced by its written records; or (d) is required to be disclosed by law. No Party shall be liable under this Agreement for disclosure or use of Confidential Information which: (i) is published or otherwise enters the public domain through no fault of the receiving party; or (ii) was lawfully obtained by the receiving party from a third party entitled to disclose it.

1.3 Restrictions on Use and Disclosure. Without the written permission of the disclosing Party, the receiving party will not disclose Confidential Information to any third party or use Confidential Information for any purpose other than the purpose for which it was disclosed. The Parties will protect Confidential Information from unauthorized disclosure or use through such precautions as the receiving Party employs for its own information of a similar nature, and will, in any event, employ reasonable precautions. Upon request, the receiving Party will promptly return all Confidential Information furnished by the disclosing party in written or other tangible form and all copies and other reproductions of Confidential Information made by the receiving Party. To assist the receiving Party in identifying Confidential Information, the disclosing Party will mark electronic or hard copy materials “Confidential.” Oral confidential disclosures shall be reduced to writing and marked confidential within thirty (30) days of disclosure.

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1.4 UCSF is free to publish or otherwise disclose activities performed or data arising from activities performed under this Agreement. However, UCSF and Researchers must first provide a review copy of a planned disclosure to a third party to SVI at least thirty (30) days prior thereto to allow sufficient time to review the document/planned disclosure to confirm no SVI Confidential Information is included, that SVI technology is correctly described and/or allow SVI, at its discretion, to request that patent applications be pursued for inventions that may be described in the document/planned disclosure. In no event shall the delay to publish exceed a total of sixty (60) days.

2. Research Activities

2.1 UCSF agrees that the Researchers shall reasonably carry out research activities substantially as described in the Project Plan attached at Appendix A and to cooperate with SVI to facilitate a timely and successful completion of the Project Plan. The Project Plan describes the activities to be carried out under this Agreement, including: (a) Continued Clinical Assessment of Efficacy and Safety of IMR Guidance; and (b) Advanced Technology Assessment, including an integrated head-holder and a new aiming device.

2.2 UCSF and/or its Researchers will give SVI periodic reports on the status of the Project Plan and promptly notify SVI on the date of the first clinical IMR DBS placement procedure on a human patient conducted after the Effective Date of this Agreement. The notification will be used to determine the term of the Agreement as provided below in section 6.1.

2.3 UCSF and the Researchers agree to comply with all appropriate regulations in carrying out research activities under this Agreement, including all medical and human study protocols, and FDA and other appropriate rules and regulations.

3. SVI Support

3.1 SVI agrees to provide to UCSF funding in the amount of $[***] to be allocated and applied by UCSF and the Researchers to carry out the goals and activities described in the Project Plan.

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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[***]. The monies will be made payable to “The Regents of the University of California” and transmitted to the address below unless such address is updated in writing by UCSF.

University of California San Francisco

UCSF Accounting - EMF

1855 Folsom Street, Suite 425

San Francisco, CA 94143-0897

3.2 SVI agrees to provide technical assistance and cooperate with Researchers to facilitate the goals and actions described in the Project Plan.

4. Independent Contractor

4.1 SVI and UCSF and its’ Researchers are independent contractors for all purposes of this Agreement. Neither UCSF or Researchers or any agent, representative, contractor or employee of UCSF will be considered an agent, representative or employee of SVI for any purpose. Conduct, direction and control of the work performed under this Agreement by UCSF and Researchers lies solely with same.

5. Intellectual Property

5.1 “Intellectual Property” means any inventions made in the direct performance of the Project Plan.

5.2 The Parties will each have the right to use data generated from the direct performance of the Project Plan.

5.3 For SVI wholly-owned Intellectual Property, SVI shall grant to UCSF and the Researchers a royalty-free, non-exclusive license to practice the technology for non commercial research purposes only.

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5.4 For UCSF wholly-owned Intellectual Property, UCSF shall grant to SVI a royalty-free, non-exclusive license to practice the technology for research purposes only.

5.5 For USCF wholly or partially/jointly owned Intellectual Property, UCSF agrees to offer SVI the first opportunity to enter into a royalty-bearing commercial (exclusive or non-exclusive) license, as appropriate, at a commercially-reasonable royalty rate. SVI may exercise such opportunity by notifying UCSF of its intent to do so, within ninety (90) days of written notice by UCSF of such Intellectual Property, such notice will be no earlier than after a patent application for the invention(s) has been filed. Any exclusive license shall allow the Researchers and UCSF the ability to practice the technology covered by the license or assignment for research purposes. Should UCSF and SVI be unable to agree to terms for such commercial license or assignment within one hundred and eight days (180) days from SVI’s exercise of the opportunity, UCSF shall be free to negotiate with a third party. However, should UCSF reach a provisional agreement with any such third party within ninety days (90) of UCSF and SVI failing to come to agreement on terms for a commercial license, as described herein, SVI will have a thirty (30) day period from the receipt of notice of the third party provisional agreement, to exercise a right of first refusal on financial terms and conditions as set forth in such proffered third party agreement.

5.6 In the event of a joint invention resulting in co-owned Intellectual Property arising from this Agreement, SVI and UCSF will cooperate and mutually agree upon outside patent counsel and the preparation, filing, prosecution and maintenance of any patent applications and resulting patents covering same, including the right for both Parties to review and approve any such patent application filing.

6. Term and Termination

6.1 This Agreement is effective on the last signature date of the undersigned Parties (“the Effective Date”) and continues in effect for one year from the date of a first clinical IMR DBS placement procedure on a human patient conducted after the Effective Date of this Agreement if the payments to UCSF under section 3.1 above has been made.

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6.2 The Agreement may be extended for an additional one (1) year period by mutual written agreement of the Parties.

6.3 Survival of Agreement Provisions. The Intellectual Property, Joint Research (for inventions arising from activities prior to the termination date), and Confidentiality provisions herein will continue to apply after expiration of the Agreement and will survive the expiration or other termination of this Agreement.

7. Joint Research

7.1 SVI, UCSF and Researchers contemplate that performance of activities arising from this Agreement may include joint or collaborative research and activities between the Parties and/or affiliates or successors in interest thereof. Hence, this Agreement may be asserted as a joint research agreement for the performance of experimental, developmental or research work in the field of Interventional Magnetic Resonance (IMR) deemed to have been owned by the same person or subject to an obligation of assignment to the same person under 35 USC § 103(c) as provided for in the Cooperative Research and Technology Enhancement Act of 2004.

8. Covenants and Warranties

8.1 UCSF certifies to the best of its current knowledge that there is no prior, preexisting or existing agreement with a third party that conflicts with this Agreement.

8.2 UCSF certify that it/they has/have the full right and authority to enter into this Agreement.

8.3 UCSF certifies that all of their employees (including other principal investigators, students and/or faculty), whose services may be used to carry out research and/or development activities under this Agreement, are or will be appropriately informed of the terms of this Agreement, and that all such persons are under legal obligation to UCSF by contract or otherwise, sufficient to fully comply with this Agreement, including for persons that may be inventors, legal obligations to assign rights to any inventions and associated operational copyrights to UCSF.

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9. Miscellaneous

9.1 This agreement will be governed by and construed in accordance with the laws of the State of California. Every provision of this agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this agreement.

9.2 Notice.

To UCSF	To Surgi-Vision, Inc.:

Attn: Director	Kimble Jenkins

University of California at San Francisco	President & CEO

185 Berry Street, Suite 4603	50 North Front St.; 19th Floor

San Francisco, CA 94143-1016	Memphis, TN 38103

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IN WITNESS WHEREOF, the undersigned parties have agreed to the foregoing and the undersigned Researchers have read and understand this agreement.

On behalf of USCF	On behalf of Surgi-Vision, Inc.

/s/ Jim Kiriakis	/s/ Kimble Jenkins
Jim Kiriakis	Kimble Jenkins, President and CEO
Industry Contracts Manager Office of Sponsored Research University of California San Francisco

Date: 8/15/07	Date: 8/24/07

Read and Understood:

/s/ Phillip Starr	8/13/07
Phillip Starr, M.D.	(Date)

/s/ Paul Larson	8/10/07
Paul Larson, M.D.	(Date)

/s/ Alastair Martin	8/10/07
Alastair Martin, Ph.D.	(Date)

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Appendix A

Project Plan

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Surgi-Vision Scope of Work & Budget Justification

“MRI Implanation for Deep Brain Stimulation (DBS)”

UCSF Investigators

Drs. Philip Starr, Paul Larson, Alastair Martin & Jill Ostrem

March 1, 2007-February 29, 2008

SCOPE OF WORK

[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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FIRST AMENDMENT TO

SPONSORED RESEARCH AGREEMENT

This First Amendment to Sponsored Research Agreement (the “Amendment”) is made effective as of December 1, 2008 (the “Amendment Effective Date”), by and between SurgiVision, Inc. (f/k/a Surgi-Vision, Inc.), a Delaware corporation (“SVI”), and the Regents of the University of California on behalf of its San Francisco campus (“UCSF”).

WHEREAS, SVI and UCSF entered into that certain Sponsored Research Agreement in August 2007 (the “Research Agreement”); and

WHEREAS, SVI and UCSF desire to amend and modify the Research Agreement in the manner set forth below;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Research Agreement.

2. Term of Research Agreement. Subject to Section 4 below, the term of the Research Agreement shall continue through April 30, 2009 (the “Expiration Date”).

3. Additional SVI Support. In addition to the funding described in Section 3.1 of the Research Agreement (which was paid by SVI to UCSF in accordance with the Research Agreement), SVI agrees, subject to Section 4 below, to provide to UCSF funding in an amount up to $[***]. Such funding shall be allocated and applied by UCSF (a) to carry out research activities under the Research Agreement during the 5-month period commencing with the Amendment Effective Date and continuing through the Expiration Date, and (b) substantially in accordance with the itemized budget attached hereto as Appendix A. SVI shall remit monthly payments to UCSF based on monthly invoices submitted to SVI by UCSF. Such invoices shall itemize the direct costs and identify the facility and administrative costs. Invoices submitted to SVI shall be paid by SVI within 30 days of receipt.

4. UC Discovery Grant. UCSF acknowledges that (a) SVI is the industry sponsor for a research proposal entitled “Optimized Methodology for Implantation of DBS Electrodes” (Principal Investigator: Alastair J. Martin, Ph.D.) submitted pursuant to the UC Discovery Grant Request for Proposals, and (b) if that proposed project is approved for UC Discovery Grant funding by the Industry-University Cooperative Research Program, SVI intends to negotiate with UCSF with the goal of executing a mutually acceptable research agreement (the “UC Discovery Agreement”). If SVI and UCSF enter into the UC Discovery Agreement, then the term of the Research Agreement shall expire as of the effective date of the UC Discovery Agreement and SVI shall not be obligated to provide funding under the Research Agreement for any period of time beyond that date. Notwithstanding the expiration of the Research Agreement, the Intellectual Property, Joint Research and Confidentiality provisions of the Research Agreement shall continue to apply as otherwise provided in Section 6.3 of the Research Agreement.

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5. Notice to SVI. SVI’s address for notice under the Research Agreement is:

SurgiVision, Inc.

Attention: CEO

One Commerce Square

Suite 2550

Memphis, TN 38103

with a copy to:

SurgiVision, Inc.

Attention: VP, Business Affairs

One Commerce Square

Suite 2550

Memphis, TN 38103

[The next page is the signature page]

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IN WITNESS WHEREOF, the Parties have agreed to the foregoing and the undersigned Researchers have read and understand this Amendment.

On behalf of UCSF	On behalf of SVI

/s/ Kent Iwamiya	/s/ Oscar Thomas
Kent Iwamiya	OSCAR THOMAS
Industry Contracts Officer	VICE PRESIDENT, BUSINESS AFFAIRS
Office of Sponsored Research University of California San Fransisco

Date: 2/25/09	Date: February 16, 2009

Read and Understood:

/s/ Phillip Starr	2/17/09
Phillip Starr, M.D.	Date

/s/ Paul Larson	2/18/09
Paul Larson, M.D.	Date

/s/ Alastair Martin	2/24/09
Alastair Martin, Ph.D.	Date

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Appendix A

Budget

[See Attached]

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[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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SECOND AMENDMENT TO

SPONSORED RESEARCH AGREEMENT

This Second Amendment to the Sponsored Research Agreement (“Second Amendment”) is made effective as of May 1, 2009 (the “Second Amendment Effective Date”) by and between SurgiVision, Inc. (f/k/a Surgi-Vision, Inc.), a Delaware corporation (“SVI”), and The Regents of the University of California on behalf of its San Francisco campus (“UCSF”).

RECITALS

A. SVI and UCSF entered into a Sponsored Research Agreement in August 2007, which was subsequently amended effective as of December 1, 2008 (as amended, the “Research Agreement”).

B. SVI and UCSF wish to further amend the terms of the Research Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is hereby agreed as follows:

1. Capitalized terms used but not defined in this Second Amendment shall have the meanings ascribed to such terms in the Research Agreement.

2. Subject to Section 5 below, the term of the Research Agreement shall continue through April 30, 2010 (the “Expiration Date”).

3. Subject to Section 5 below, for the one-year period commencing with the Second Amendment Effective Date and continuing through the Expiration Date, SVI shall provide to UCSF funding in an amount up to $[***] (the “Additional Funding”). The Additional Funding shall be allocated and applied by UCSF (a) to carry out research activities substantially as described in the Scope of Work attached hereto as Exhibit A (the “SOW”), and (b) substantially in accordance with the itemized budget attached hereto as Exhibit B. Subject to Section 5 below,

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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SVI shall pay to UCSF the Additional Funding in [***] each according to the following schedule: [***]. For purposes of the Research Agreement (as amended by this Second Amendment), the term “Project Plan” shall hereinafter include, without limitation, the SOW attached hereto as Exhibit A.

4. Installment payments of the Additional Funding shall be made payable to “The Regents of the University of California” and transmitted to the address below unless such address is updated by written notice to SVI from UCSF:

University of California San Francisco

UCSF Accounting – EMF

1855 Folsom Street, Suite 425

San Francisco, CA 94143-0897

5. UCSF acknowledges that (a) SVI is the industry sponsor for a research proposal entitled “Optimized Methodology for Implantation of DBS Electrodes” (Principal Investigator: Alastair J. Martin, Ph.D.) submitted pursuant to the UC Discovery Grant Request for Proposals, and (b) if that proposed project is approved for UC Discovery Grant funding by the Industry-University Cooperative Research Program, SVI intends to negotiate with UCSF with the goal of executing a mutually acceptable research agreement (the “UC Discovery Agreement”). If SVI and UCSF enter into the UC Discovery Agreement, then (x) the term of the Research Agreement shall expire as of the effective date of the UC Discovery Agreement, (y) SVI shall not be obligated to pay any further installments of the Additional Funding, and (z) UCSF shall promptly return to SVI that portion of any installment of the Additional Funding paid by SVI that is attributable to the period of time that follows the expiration of the Research Agreement. Notwithstanding the expiration of the Research Agreement, the Intellectual Property, Joint Research and Confidentiality provisions of the Research Agreement shall continue to apply as otherwise provided in Section 6.3 of the Research Agreement.

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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5. Section 5 of the Research Agreement (Intellectual Property) is hereby amended by adding the following section 5.7:

“5.7 Notwithstanding the provisions of section 5.5 above to the contrary, with respect to any UCSF wholly or partially/jointly owned Intellectual Property that is dominated by patent rights (whether pursuant to an issued patent or pending patent application) currently owned or controlled by SVI (“Dominated IP”), UCSF hereby grants to SVI an irrevocable fully paid-up, non-royalty bearing, worldwide non-exclusive license, with the right to sublicense, under the Dominated IP to make, have made, use, import, offer for sale and sell products and processes covered by the Dominated IP. UCSF shall, upon SVI’s written request, file patent application(s) for any such Dominated IP, provided that SVI shall reimburse UCSF for the prosecution costs and expenses incurred by UCSF with respect to any such application(s) requested by SVI.”

6. UCSF shall provide SVI with information reasonably requested by SVI relating to any clinical procedures performed using SVI’s DBS implantation platform as contemplated in the SOW, except information that is subject to patient confidentiality laws or that UCSF is otherwise prohibited from providing to SVI pursuant to applicable law.

7. The Exhibits attached to this Second Amendment are hereby incorporated into and made a part of this Second Amendment.

8. Except as expressly provided in this Second Amendment, all other terms, conditions and provisions of the Research Agreement shall continue in full force and effect as provided therein.

[The next page is the signature page]

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IN WITNESS WHEREOF, SVI and UCSF have entered into this Second Amendment to be effective as of the date first set forth above.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		SURGIVISION, INC.

By	/s/ Kent Iwamiya	By	/s/ Kim Jenkins
Name:	Kent Iwamiya	Name:	KIM JENKINS
Title:	Industry Contracts Officer Office of Sponsored Research University of California San Francisco	Title:	CEO

Date:	7-10-09	Date:	7/15/2009

Each of the undersigned Researchers, while not a party to this Second Amendment, hereby acknowledges that he has read the Second Amendment and understands his obligations as an UCSF employee hereunder:

/s/ Alastair Martin
Name:	Alastair Martin, PhD
Date:	July 7, 2009

/s/ Phillip Starr
Name:	Phillip Starr
Date:	July 9, 2009

By

Name:

Date:

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Exhibit A

Scope of Work

[See Attached]

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Surgi-Vision Scope of Work & Budget

Justification

“MRI Implanation for Deep Brain Stimulation (DBS)”

UCSF Investigators

Drs. Philip Starr, Paul Larson, Alastair Martin & Jill Ostrem

May 1, 2009 - April 30, 2010

SCOPE OF WORK

[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Exhibit B

Research Budget

[See Attached]

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[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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THIRD AMENDMENT TO

SPONSORED RESEARCH AGREEMENT

This Third Amendment to Sponsored Research Agreement (this “Third Amendment”) is made effective as of November 2, 2009 (the “Third Amendment Effective Date”) by and between SurgiVision, Inc., a Delaware corporation (“SVI”), and The Regents of the University of California on behalf of its San Francisco campus (“UCSF”).

RECITALS

A SVI and UCSF entered into a Sponsored Research Agreement in August 2007, as amended pursuant that certain First Amendment to Sponsored Research Agreement made effective as of December 1, 2008 and that certain Second Amendment to Sponsored Research Agreement made effective as of May 1, 2009 (as amended, the “Research Agreement”).

B. UCSF submitted a research proposal entitled “Optimized Methodology for Implantation of DBS Electrodes” (Principal Investigator: Alastair J. Martin, Ph.D.) pursuant to the UC Discovery Grant Request for Proposals (the “Research Project”).

C. The Research Project has been approved for UC Discovery Grant funding by the Industry-University Cooperative Research Program.

D. The Second Amendment to Sponsored Research Agreement made effective as of May 1, 2009 (the “Second Amendment”) contemplated that upon approval of the Research Project for UC Discovery Grant funding, SVI and UCSF would negotiate a new UC Discovery Agreement, which agreement would replace the Research Agreement.

E. Notwithstanding the provisions of the Second Amendment to the contrary, in lieu of entering into the UC Discovery Agreement, SVI and UCSF wish to further amend the terms of the Research Agreement as set forth below to address the Research Project and SVI’s support with respect thereto.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is hereby agreed as follows:

1. Defined Terms. Capitalized terms used but not defined in this Third Amendment shall have the meanings ascribed to such terms in the Research Agreement.

2. Term of Research Agreement.

(a) Unless terminated earlier as provided below, the term of the Research Agreement shall continue through November 1, 2011 (the “Expiration Date”).

(b) If either SVI or UCSF (or any Principal Investigator) materially defaults in the performance of any duty or obligation imposed upon it under the Research Agreement (as amended by this Third Amendment) and such default continues for sixty (60) days after written notice thereof has been given to the defaulting party by the other party, such other party may (but need not) give notice of the immediate termination of the Research Agreement.

3. SVI Support for Research Project.

(a) SVI’s funding obligations under Section 3 of the Second Amendment are hereby terminated.

(b) With respect to the two-year period commencing with the Third Amendment Effective Date and continuing through the Expiration Date, SVI shall provide to UCSF funding in an aggregate amount up to $[***] (the “Cash Funding”). UCSF shall allocate and apply the Cash Funding (i) to carry out research activities for the Research Project substantially as described in the Scope of Work attached hereto as Exhibit A (the “Research Project SOW”), and (ii) substantially in accordance with the itemized budget for the Research Project attached hereto as Exhibit B. SVI shall pay to UCSF the Cash Funding in [***] according to the following schedule: [***]. For purposes of the Research Agreement (as amended by this Third Amendment), the term “Project Plan” shall hereinafter include, without limitation, the Research Project SOW attached hereto as Exhibit A.

(c) In addition to the Cash Funding, and as further support for the Research Project, SVI shall make the in-kind contributions to UCSF set forth on Exhibit C attached hereto (the “In-Kind Contributions”). UCSF and SVI acknowledge and agree that the value of the In-Kind Contributions, as reflected on Exhibit C, will be amortized over the two-year period commencing with the Third Amendment Effective Date and continuing through the Expiration Date, resulting in an annual valuation of the In-Kind Contributions equal to $[***]. UCSF shall use the In-Kind Contributions (i) to carry out research activities for the Research Project substantially as described in the Research Project SOW, and (ii) with appropriate care in accordance with all instructions for use and in compliance with applicable law.

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

(d) Installment payments of the Cash Funding shall be made payable to “The Regents of the University of California” and transmitted to the address below unless such address is updated by written notice to SVI from UCSF:

University of California San Francisco

UCSF Accounting – EMF

1855 Folsom Street, Suite 425

San Francisco, CA 94143-0897

(e) In the event the Research Agreement is terminated by SVI pursuant to Section 2(b) above prior to the Expiration Date, UCSF shall promptly return to SVI that portion of any installment of the Cash Funding paid by SVI that is attributable to the period of time that follows the termination of the Research Agreement.

4. Human Subject Research. UCSF and the Principal Investigators understand that the research covered by the Research Agreement involving human subjects (“Human Subject Research”) requires appropriate documentation, review and approval by UCSF’s Institutional Review Board (the “IRB”) and compliance with all IRB recommendations and requirements. UCSF and the Principal Investigators acknowledge and agree that (a) a copy of each IRB approval relating to Human Subject Research covered by the Research Agreement will be provided to SVI, (b) all clinical studies will be conducted under the supervision of qualified and licensed physicians, (c) all FDA regulations for Human Subject Research will be strictly observed, and (d) no Human Subject Research will be commenced before IRB approval has been granted. UCSF and the Principal Investigators assume full responsibility for any clinical decisions made as a result of data, directly or indirectly, generated during any research covered by the Research Agreement.

5. Clinical Data.

(a) UCSF shall provide SVI with information reasonably requested by SVI relating to any clinical procedures performed using SVI’s ClearPointTM Neuro Intervention System as contemplated in the Research Project SOW, except information that is subject to patient confidentiality laws or that UCSF is otherwise prohibited from providing to SVI pursuant to applicable law.

(b) UCSF agrees to purge all patient identifiers from all information it provides to SVI hereunder. Nevertheless, and to the extent required by the provisions of the Health Insurance Portability and Accountability Act (“HIPAA”) and the regulations promulgated thereunder, SVI does hereby assure UCSF that it will appropriately safeguard protected health information (“PHI”) made available to or obtained by SVI hereunder. Without limiting the obligations of SVI otherwise set forth herein or imposed by applicable law, SVI agrees to comply with applicable requirements of law relating to PHI. Specifically, SVI shall:

(i) not use or disclose PHI other than as permitted or required by the Research Agreement (including this Third Amendment) or as permitted or required by law;

(ii) implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic PHI that it creates, receives, maintains or transmits on behalf of UCSF and use appropriate safeguards to prevent use or disclosure of PHI other than as provided for herein;

(iii) report to UCSF any use or disclosure of PHI not provided for herein, and any security incident relating to PHI, of which SVI becomes aware;

(iv) ensure that any subcontractors or agents to whom SVI provides PHI received from, or created or received by SVI on behalf of, UCSF agree to essentially the same restrictions and conditions that apply to SVI with respect to PHI and implement reasonable and appropriate safeguards with respect to such information;

(v) make PHI available to UCSF in accordance with applicable law;

(vi) permit UCSF to access PHI to make or permit others to make amendments to PHI in accordance with applicable law;

(vii) make available to UCSF the information in SVI’s possession required to provide an accounting of SVI’s disclosures of PHI as required by applicable law;

(viii) make SVI’s internal practices, books, and records relating to the use and disclosure of PHI received from UCSF available to the Secretary of the United States Department of Health & Human Services for purposes of determining UCSF’s compliance with applicable law;

(ix) use reasonable commercial efforts to mitigate any harmful effect that is known to SVI of a use or disclosure of PHI by SVI in violation of the requirements set forth herein; and

(x) upon expiration or termination of the Research Agreement, return to UCSF or destroy all PHI in its possession as a result of this Amendment and retain no copies of such PHI, if it is feasible to do so. If return or destruction is not feasible, SVI agrees to extend all protections contained here to SVI’s use and/or disclosure of any retained PHI, and to limit further uses and/or disclosures to the purposes that make the return or destruction of the PHI infeasible.

(c) SVI agrees that it will negotiate in good faith an amendment hereto if required by, and to the extent required by, the provisions of HIPAA and regulations promulgated thereunder, in order to assure that this Amendment is consistent therewith.

6. Prohibition on Practice of Medicine . Notwithstanding anything to the contrary contained herein, the parties acknowledge that SVI is not authorized or qualified to engage in any activity which may be construed or deemed to constitute the practice of medicine. Accordingly, UCSF shall retain the authority to direct all medical decisions regarding the care and treatment of its patients and shall assume full responsibility for any clinical decisions made as a result of data, directly or indirectly, generated during the research activities conducted. SVI shall neither exercise control over nor interfere with the physician-patient relationship. To the extent any act or service required of SVI under the Research Agreement should be construed or deemed by a governmental authority, agency or court to constitute the practice of medicine, the performance of said act or service by SVI shall be deemed waived and forever unenforceable.

7. Anti-Kickback Statute. In compliance with the federal Medicare/Medicaid Anti-Kickback Statute, each party represents that the Cash Funding and In-Kind Contributions to UCSF have not been determined with regard to any implicit or explicit agreement to provide favorable procurement decisions with regard to SVI’s products, and have not been given in exchange for such decisions. Each party further represents that such compensation has not been determined with regard to the value or volume of any business generated between the parties and that such compensation is consistent with fair market value in arm’s length transactions. The compensation provided hereunder is directly related to the costs of carrying out research, and includes no incentive payment to any individual for identifying or recruiting human subjects. The Research Agreement (including this Third Amendment) is not intended to, and does not, induce the referral of patients or to induce purchase of any items or services reimbursed by any federal or state health care program. UCSF acknowledges that (a) it may be obligated to report the “no-charge” status of the In-Kind Contributions to Medicare, Medicaid and/or other federal health care programs, and (b) it may also have reporting obligations to third parties (including, without limitation, Medicare) that require the allocation or classification of the In-Kind Contributions in accordance with particular reporting principles. UCSF agrees that it is solely responsible for any such reporting, allocation(s) and/or classification(s).

8. FDA Regulations. UCSF understands and acknowledges that, as of the Third Amendment Effective Date, pending 510(k) marketing clearance from the U.S. Food and Drug Administration (“FDA”), the In-Kind Contributions are not available for sale in the United States. Accordingly, notwithstanding any provision herein to the contrary, pending 510(k) marketing clearance from the FDA, UCSF and the Principal Investigators shall use the In-Kind Contributions only to the extent such use is permitted under FDA regulations. Furthermore, pending 510(k) marketing clearance from the FDA, UCSF agrees that it will negotiate in good faith an amendment hereto if required by, and to the extent required by, FDA regulations in order to assure that this Amendment is consistent therewith.

9. Exhibits. The Exhibits attached to this Third Amendment are hereby incorporated into and made a part of this Third Amendment.

10. Ratification of Research Agreement. Except as provided in this Third Amendment, all other terms, conditions and provisions of the Research Agreement shall continue in full force and effect as provided therein.

[The next page is the signature page]

IN WITNESS WHEREOF, SVI and UCSF have entered into this Third Amendment to be effective as of the date first set forth above.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		SURGIVISION, INC.

By	/s/ Jim Kiriakis	By	/s/ Kim Jenkins
Name:	Jim Kiriakis	Name:	Kim Jenkins
	Industry Contracts Manager Office of Sponsored Research University of California	Title:	CEO
Title:	San Francisco

Date:	Oct. 30, 2009	Date:	Oct. 30, 2009

Each of the undersigned Researchers, while not a party to this Third Amendment, hereby acknowledges that he has read the Third Amendment and understands his obligations as an UCSF employee hereunder:

/s/ Alastair J. Martin
Name: Alastair J. Martin, PhD
Date: November 2, 2009

Name:

Date:

By

Name:

Date:

Exhibit A

Scope of Work

[See Attached]

[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit B

Research Budget

[See Attached]

[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit C

In-Kind Contributions

[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ADDENDUM TO SPONSORED RESEARCH AGREEMENT

This Addendum to Sponsored Research Agreement (this “Addendum”) is made effective as of February 4th, 2010 by and between SurgiVision, Inc., a Delaware corporation (“SVI”) and The Regents of the University of California on behalf of its San Francisco campus (“UCSF”).

RECITALS

A. SVI and UCSF entered into a Sponsored Research Agreement in August 2007, as amended pursuant that certain First Amendment to Sponsored Research Agreement made effective as of December I, 2008, and that certain Second Amendment to Sponsored Research Agreement made effective as of May I, 2009, and that certain Third Amendment to Sponsored Research Agreement made effective as of November 2, 2009 (as amended, the “Research Agreement”).

B. SVI and UCSF wish to supplement the terms of the Research Agreement as set forth below to address certain additional research activities.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is hereby agreed as follows:

1. Construction and Interpretation. The provisions of this Addendum supplement, and in no way replace or supersede, the provisions of the Research Agreement. Without limiting the generality of the foregoing, the research activities and funding set forth in this Addendum (including the Exhibits hereto) are in addition to, and do not in any way modify or replace, the research activities, funding and other support set forth in the Third Amendment to Sponsored Research Agreement with respect to the research proposal entitled “Optimized Methodology for Implantation of DBS Electrodes”, for which UCSF received UC Discovery Grant support.

2. Additional Research Activities. UCSF will perform the research activities described in the Research Project Scope of Work attached hereto as Exhibit A (the “Additional SOW”).

3. SVI Support for Additional Research Activities. SVI will provide to UCSF additional funding in an aggregate amount up to $[***] (the “Additional Funding”). UCSF will allocate and apply the Additional Funding to carry out the research activities as described in the Additional SOW. SVI will pay to UCSF the Additional Funding in a single installment within thirty (30) days of the effective date of this Addendum. For the avoidance of any doubt, this Addendum does not affect SVI’s funding obligations set forth in the Third Amendment to Sponsored Research Agreement.

IN WITNESS WHEREOF, SVI and UCSF have entered into this Addendum to be effective as of the date first set forth above.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		SURGIVISION, INC.

By:	/s/ Jim Kiriakis	By:	/s/ Oscar Thomas
Name:	Jim Kiriakis	Name:	Oscar Thomas
Title:	Industry Contracts Manager Office of Sponsored Research University of California San Francisco	Title:	Vice President, Business Affairs

Date:	2/4/10	Date:	February 4, 2010

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit A to Addendum to Sponsored Research Agreement

Research Project Statement of Work:

[***]

[***]	Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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